April 28, 2026
Summary Prospectus

Vanguard Market Neutral Fund
Institutional Shares
Vanguard Market Neutral Fund Institutional Shares (VMNIX)
The Fund’s statutory Prospectus and Statement of Additional Information dated April 28, 2026, as may be amended or supplemented, are incorporated into and made part of this Summary Prospectus by reference.
Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund online at www.vanguard.com/prospectus and https://personal.vanguard.com/us/literature/reports/MFs. You can also obtain this information at no cost by calling 800-662-7447 (if you are an individual investor) or 800-523-1036 (if you are a client of Vanguard’s Institutional Division) or by sending an email request to online@vanguard.com.

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Investment Objective
Vanguard Market Neutral Fund (the “Fund”) seeks to provide long-term capital appreciation while limiting exposure to general stock market risk.
Fees and Expenses
The following tables describe the fees and expenses you may pay if you buy, hold, and sell Institutional Shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and example below.
Shareholder Fees
(Fees paid directly from your investment)

Sales Charge (Load) Imposed on Purchases	None
Purchase Fee	None
Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee	None
Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

Management Fees		0.10%
12b-1 Distribution Fee		None
Other Expenses
Dividend Expenses on Securities Sold Short[1]	1.75%
Borrowing Expenses on Securities Sold Short[2]	0.00%
Other Operating Expenses	0.04%
Total of Other Expenses		1.79%
Total Annual Fund Operating Expenses[3]		1.89%
1
When a cash dividend is declared on a stock the Fund has sold short, the Fund is required to pay an amount equal to that dividend to the party from which the Fund borrowed the stock and to record the payment of the dividend as an expense.
2
In connection with its short sales, the Fund may receive income or be charged a fee on borrowed stock. This income or fee is calculated on a daily basis, based upon the market value of the borrowed stock and a variable rate that is dependent upon the availability of the stock. A net amount of fees is listed as Borrowing Expenses on Securities Sold Short.
3
Excluding borrowing and dividend expenses on securities sold short, the Total Annual Fund Operating Expenses are 0.14%.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.
1 Year	3 Years	5 Years	10 Years
$192	$594	$1,021	$2,212
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 108% of the average value of its portfolio.
Principal Investment Strategies
The Fund employs an active management approach, following a market neutral strategy, which the Fund defines as a strategy designed to produce a portfolio that is neutral with respect to general stock market risk (sometimes referred to as beta neutrality). Beta is a measure of a portfolio’s volatility relative to the volatility of the general stock market. The Fund, as a whole, does not seek to adhere to any other definition of market neutrality.

To implement the strategy, the advisor buys securities that it believes offer an appropriate balance between strong growth prospects and reasonable valuations relative to their industry peers and sells short securities that the advisor expects to be overvalued or have weak growth prospects, in amounts that it believes will achieve market neutrality. By taking long and short positions in different securities, the Fund attempts to limit the effect of market movements on portfolio performance. The advisor does this by using a quantitative process and may, at any time, buy or sell short any number of publicly traded, exchange-listed equity securities. In addition, the advisor may emphasize specific industries, styles (growth/value), capitalization ranges, countries, or other factors. The overall performance of the Fund depends on the net performance of its long and short positions. It is possible for the Fund to experience a net loss across all positions; however, if the Fund’s investment strategy is successful, the net performance of its long and short positions will produce long-term capital appreciation that reflects the quality of the advisor’s security selections, with limited exposure to general stock market risk.

The Fund’s long/short market neutral investment strategy is an absolute-return investment approach seeking performance that exceeds the returns of 3-month U.S. Treasury bills. An investment in the Fund, however, is different from an investment in 3-month U.S. Treasury bills because, among other things, U.S.

Treasury bills are backed by the full faith and credit of the U.S. government, U.S. Treasury bills have a fixed rate of return, investors in U.S. Treasury bills have a very low risk of losing their investment, and an investment in the Fund is expected to be substantially more volatile than an investment in U.S. Treasury bills.

Because of the Fund’s market neutral strategy, the Fund’s overall price movements are not expected to correlate with the general stock market’s price movements. In other words, the Fund is expected to have returns that are independent of the returns and direction of the general stock market.
Principal Risks
As with any investment, an investment in the Fund could lose money over any time period. The Fund’s share price and total return may fluctuate, potentially within a wide range. The principal risks of investing in the Fund are summarized below. Each of the following risks could affect the Fund’s performance:
• General Market Risk. The markets in which the Fund invests can be affected by a variety of factors. These factors, which can be real or perceived, may include economic, market, political, and regulatory conditions and developments as well as local, regional, or global events such as wars, military conflicts, natural disasters, and public health issues. In addition, investor sentiment and expectations regarding these factors can also impact the markets. Different parts of the market, including different industries and sectors as well as different types of securities, may react differently to factors that affect the market. These factors can contribute to market uncertainty, market volatility, and fluctuations in the value of the Fund’s investments, thereby resulting in potential losses to the Fund over short or long periods.
• Market Neutral Strategy. There is no guarantee that the Fund’s market neutral strategy will be successful. In particular, the strategy may not limit the Fund’s exposure to general equity market risks, including risks associated with equity market movements, capitalization ranges, investment styles (such as growth or value), industry fluctuations, and other related factors. There is also no guarantee that the Fund will achieve returns that exceed the returns of 3-month U.S. Treasury bills. The Fund’s use of both long and short positions may result in greater losses or lower positive returns than a strategy that employs only long positions. Short positions involve additional costs and expenses, which can increase the Fund’s expense ratio and may reduce the Fund’s returns. Gains from short positions may be partially or fully offset by declines in long positions, and vice versa. During periods of strong equity market performance, the Fund is expected to underperform the broader market, as losses from short positions may offset gains from long positions. Additionally, it is possible that securities the Fund holds in long positions decline in value while securities held in short positions increase in value, thereby increasing losses to the Fund.

• Short Selling. The Fund may lose money in connection with its short sales of certain securities. In a short sale, the Fund sells a security that it does not own and “borrows” the security from a third-party in order to settle the transaction with the original buyer. The Fund later repurchases the security on the open market and returns it to the third party. The Fund can profit from a short sale if the price of the borrowed security declines before the Fund repurchases it. However, there is no guarantee that the price of the borrowed security will decline. In fact, the security’s price may rise, which would increase the cost to the Fund to repurchase the security and ultimately result in a loss to the Fund. Because there is no upward limit on how high the price of a borrowed security could rise, the Fund’s potential for loss in connection with a short sale is theoretically unlimited. In addition, when the Fund sells short, it normally will incur two types of expenses, borrowing expenses and dividend expenses, both of which can increase the Fund’s expense ratio.
• Investing in Equity Markets. The Fund invests in the equity markets. Equity markets have historically been cyclical, having periods of time when stock values rise and fall. Market volatility can lead to significant fluctuations in stock values, resulting in potential losses to the Fund.
• Market Capitalization (Market Cap). Companies are generally classified into three types of market cap depending on their size: small-, mid-, and large-cap. Companies can be further classified into micro- or mega-cap. Different factors can affect each market cap uniquely, and historically small- and mid-cap stocks have typically been more volatile due to the effects of changing economic conditions. Large companies may not reach the same levels of growth or performance as smaller companies, and they may be slower to react to competitive challenges. The performance of funds that invest in a subset of market caps could diverge from the performance of a fund that is focused on a broader representation of the stock market.
• Active Management. The Fund is actively managed. The advisor’s security selection and/or strategy execution could cause the Fund to underperform relevant securities markets or other funds with a similar investment objective.
An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Annual Total Returns
The following bar chart and table show the Fund’s historical performance and are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund’s Institutional Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Institutional Shares compare with those of a broad-based securities market index and one or more additional indexes with similar investment characteristics as the Fund. The Spliced Market Neutral Index USD reflects the performance of the FTSE 3-Month U.S. Treasury Bill Index through March 31, 2016, and the FTSE 3-Month Treasury Bill Index (Daily) thereafter. Keep in mind that the Fund’s past performance (before and after taxes) does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance.
Annual Total Returns — Vanguard Market Neutral Fund Institutional Shares

During the periods shown in the bar chart, the highest and lowest returns for a calendar quarter were:
	Total Return	Quarter
Highest	9.27%	December 31, 2021
Lowest	-5.66%	June 30, 2019

Average Annual Total Returns for Periods Ended December 31, 2025
	1 Year	5 Years	10 Years
Vanguard Market Neutral Fund Institutional Shares
Return Before Taxes	9.27%	12.73%	3.67%
Return After Taxes on Distributions	7.95	11.58	2.95
Return After Taxes on Distributions and Sale of Fund Shares	5.71	9.76	2.63
Spliced Market Neutral Index USD (reflects no deduction for fees, expenses, or taxes)	4.40%	3.31%	2.23%
FTSE 3-Month Treasury Bill Index (Daily) (reflects no deduction for fees, expenses, or taxes)	4.40	3.31	2.23
Dow Jones U.S. Total Stock Market Float Adjusted Index (reflects no deduction for fees, expenses, or taxes)	17.05	13.07	14.21
Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest individual federal marginal income tax bracket at the time of each distribution of income or capital gains or upon redemption. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares may be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.
Investment Advisor
The Vanguard Group, Inc. (Vanguard) through its wholly owned subsidiary, Vanguard Portfolio Management (VPM). VPM exercises portfolio management responsibilities for the Fund.
Portfolio Manager
Cesar Orosco, CFA, Ph.D., Portfolio Manager at VPM. He has managed the Fund since 2021.
Purchase and Sale of Fund Shares
If you invest directly with Vanguard, you may purchase or redeem shares online through our website (vanguard.com), by mail (The Vanguard Group, P.O. Box 982901, El Paso, TX 79998-2901), or by telephone (800-662-2739). The minimum investment amount required to open a Fund account for Institutional Shares is generally $5 million. The minimum investment amount required to add to an existing Fund account is generally $1.

If you invest in Vanguard fund shares through an employer-sponsored retirement or savings plan, your plan administrator or your benefits office can provide you with detailed information on how you can invest through your plan.
Tax Information
The Fund’s distributions may be taxable as ordinary income or capital gains. If you are investing through a tax-advantaged account, such as an IRA or an employer-sponsored retirement or savings plan, special tax rules apply. You should consult your own tax advisor with respect to any particular U.S. or non-U.S. tax consequences of your investment in the Fund.
Payments to Financial Intermediaries
The Fund and its advisor do not pay financial intermediaries for sales of Fund shares.

CFA® is a registered trademark owned by CFA Institute.
Vanguard Market Neutral Fund Institutional Shares - Fund Number 734
To request additional information about the Fund, please visit vanguard.com or contact us at 800-662-7447 (if you are an individual investor) or 800-523-1036 (if you are a client of Vanguard’s Institutional Division).
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